UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                  May 22, 2007


                            COMVERSE TECHNOLOGY, INC.

             (Exact name of registrant as specified in its charter)


         NEW YORK                       0-15502                   13-3238402

(State or other jurisdiction          (Commission               (IRS Employer
       of incorporation)              File Number)           Identification No.)


                               810 Seventh Avenue,
                               New York, New York
                                      10019

                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (212) 739-1000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

The information disclosed under Item 5.02 is incorporated herein by reference.

ITEM 3.01. NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

On May 22, 2007, The Nasdaq Stock Market issued a press release announcing that it will delist the common stock of Comverse Technology, Inc. (the "Company"), which was suspended on February 1, 2007, and has not traded on NASDAQ since that time. On May 22, 2007, NASDAQ filed a Form 25 with the Securities and Exchange Commission to complete the delisting, which will become effective ten days after such filing.

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(d) ELECTION OF NEW DIRECTORS EXCEPT BY A VOTE OF SECURITY HOLDERS.

On May 21, 2006, Augustus K. Oliver and A. Alex Porter (the "New Directors") were elected by the Board of Directors of the Company (the "Board") as independent directors to fill vacant positions on the Board effective May 22, 2007. The Board determined that each New Director is independent, as defined in the applicable rules of the NASDAQ Stock Market.

Non-management directors receive an equity and cash compensation package as described in Item 8.01 of the Current Report on Form 8-K filed by the Company on April 11, 2007, which is incorporated herein by reference. The Board determined that each of the New Directors will receive a pro rata portion of the 10,000 units of deferred stock awarded to directors for service during fiscal year 2007, amounting to 6,945 units for each of the New Directors.

In conjunction with the election of Messrs. Oliver and Porter to the Board, the Company, Oliver Press Partners, LLC and certain of its affiliates ("OPP") entered into a letter agreement, dated May 22, 2007 (the "OPP Letter Agreement"), pursuant to which OPP agreed to terminate its solicitation for calling a special meeting of shareholders and not to participate in any demand for the calling of a special meeting of shareholders pursuant to Section 603 of the New York Business Corporation Law prior to the next election of directors at an annual meeting. In addition, Mr. Oliver agreed to resign as a director if OPP ceases to own at least 50% of its current holdings of common stock of the Company. The Company confirmed its intention to appoint Mr. Oliver to appropriate committees of the Board. The foregoing description is qualified in its entirety to the OPP Letter Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Except for the OPP Letter Agreement, there is no arrangement or understanding between either of the New Directors and any other person pursuant to which either of the New Directors was elected to the Board. Except for compensation as directors as described above, the New Directors have not engaged in, and are not otherwise connected to, any transaction that would require disclosure pursuant to Item 404(a) of Regulation S-K.

Augustus K. Oliver, age 57, has been a managing member of Oliver Press Partners, LLC, an investment advisor, since March 2005 and a Senior Managing Director of WaterView Advisors LLC, a private equity investment firm since October 1999. Mr. Oliver currently serves as member of the Board of Directors of Scholastic Corporation, a global children's publishing, education and media company. Mr. Oliver holds a J.D. from American University and a B.A. from Yale University.

A. Alex Porter, age 67, is a managing member of investment management firm Porter Orlin LLC, which he founded in 1976. Mr. Porter is also a member of the board of directors of Distribution Technology, Inc., a privately-held warehousing and distribution company, SLM Corporation, a provider of student loans and administrator of college savings plans, and Rollcast Energy Inc., a power generation facility owner and operator. In addition, Mr. Porter serves as a member of the board of directors of several not-for profit organizations, including the John Simon Guggenheim Memorial Foundation, the Library of America, and Queens University (Charlotte, North Carolina), and is a Trustee of Davidson College (Davidson, North Carolina). Mr. Porter holds a B.A. in English from Davidson College.

CERTAIN RISKS AND UNCERTAINTIES
-------------------------------

This Current Report contains "forward-looking statements" under the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. There can be no assurances that any forward-looking statements shall be achieved, and actual results could differ materially from forecasts and estimates. Important factors that could affect the Company include: the results of the investigation of the Special Committee, appointed by the Board of Directors on March 14, 2006, of matters relating to the Company's stock option grant practices and other accounting matters, including errors in revenue recognition, errors in the recording of deferred tax accounts, expense misclassification, the possible misuse of accounting reserves and the understatement of backlog; the impact of any restatement of financial statements of the Company or other actions that may be taken or required as a result of such reviews; the Company's inability to file reports with the Securities and Exchange Commission; the effects of the delisting of the Company's Common Stock from NASDAQ and the quotation of the Company's Common Stock in the "Pink Sheets," including any adverse effects relating to the trading of the stock due to, among other things, the absence of market makers; risks relating to alleged defaults under the Indentures for the Company's convertible debt, known as ZYPS, including acceleration of repayment; risks of litigation (including pending securities class actions and derivative lawsuits) and of governmental investigations or proceedings arising out of or related to the Company's stock option practices or any other accounting irregularities or any restatement of the financial statements of the Company, including the direct and indirect costs of such investigations and restatement; risks related to the acquisition by Verint Systems Inc. of Witness Systems, Inc., including risks associated with Verint integrating the businesses and employees of Witness; risks associated with integrating the businesses and employees of the Global Software Services division acquired from CSG Systems International, Netcentrex S.A. and Netonomy, Inc.; changes in the demand for the Company's products; changes in capital spending among the Company's current and prospective customers; the risks associated with the sale of large, complex, high capacity systems and with new product introductions as well as the uncertainty of customer acceptance of these new or enhanced products from either the Company or its competition; risks associated with rapidly changing technology and the ability of the Company to introduce new products on a timely and cost-effective basis; aggressive competition may force the Company to reduce prices; a failure to compensate any decrease in the sale of the Company's traditional products with a corresponding increase in sales of new products; risks associated with changes in the competitive or regulatory environment in which the Company operates; risks associated with prosecuting or defending allegations or claims of infringement of intellectual property rights; risks associated with significant foreign operations and international sales and investment activities, including fluctuations in foreign currency exchange rates, interest rates, and valuations of public and private equity; the volatility of macroeconomic and industry conditions and the international marketplace; risks associated with the Company's ability to retain existing personnel and recruit and retain qualified personnel; and other risks described in filings with the Securities and Exchange Commission.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS.

(d)     EXHIBITS:

        Exhibit No.                       Description
        -----------                       -----------
           10.1 Letter Agreement, dated May 22, 2007, between Comverse Technology, Inc. and Oliver Press Partners, LLC, Oliver Press Investors, LLC, Augustus K. Oliver and Clifford Press.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             COMVERSE TECHNOLOGY, INC.


Date:  May 29, 2007                          By:  /s/  Paul L. Robinson
                                                --------------------------------
                                             Name:   Paul L. Robinson
                                             Title:  Chief Operating Officer,
                                                     Executive Vice President
                                                     and General Counsel

                                  EXHIBIT INDEX



Exhibit No.                                 Description
-----------                                 -----------

  10.1 Letter Agreement, dated May 22, 2007, between Comverse Technology, Inc. and Oliver Press Partners, LLC, Oliver Press Investors, LLC, Augustus K. Oliver and Clifford Press.